EXHIBIT 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We hereby  consent to the use in the  Prospectus  constituting  part of this Registration Statement on Form SB-2 of our report dated June 17, 1996 relating to the financial statements of JAC Computer Services Limited (a United Kingdom corporation), which appears in such Prospectus. We also consent to the reference to us under the heading
"Experts" in such Prospectus.



/s/ Price Waterhouse LLP
------------------------
Kansas City, Missouri
March 19 , 1997




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